Exhibit 99.1

Investor Discussion Materials

April 2015

Forward Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward looking statements. Certain information included in this presentation contains statements that are forward looking, such as statements relating to results of operations and financial conditions and business development activities, as well as capital spending and financing sources. Such forward looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward looking statements made by or on behalf of Mercer. For more information regarding these risks and uncertainties, review Mercer’s filings with the United States Securities and Exchange Commission. Unless required by law, we do not assume any obligation to update forward looking statements based on unanticipated events or changed expectations.

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Mercer International Inc.

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Corporate Structure

Mercer’s operations have a combined annual capacity of 1.54 million  air dried metric tonnes (“ADMT”) of Northern Bleach Softwood (“NBSK”) pulp production and 305 MW of electrical generation

Mercer conducts operations through three subsidiaries:

Rosenthal – Germany the only two NBSK market pulp mills in Germany, which is Europe’s largest market for NBSK

Stendal – Germany

Celgar – BC, Canada one of the largest, most modern pulp mills in North America

100% 100% 100% (1)

Rosenthal Germany Celgar BC, Canada Stendal Germany

360,000 ADMT + 57 MW 520,000 ADMT + 100 MW 660,000 ADMT + 148 MW

(1) In September 2014, Mercer completed the acquisition of all of  the shareholders’ loans, substantially all of the shares of the minority shareholder and other rights and now owns a 100% economic interest in Stendal

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Strategically Located Mills with Access to Global Markets

The mills’ strategic locations position Mercer well to serve customers in Europe, North America and Asia China – the world’s largest and fastest growing pulp import market Germany – the largest European pulp import market

Stendal

(Germany)

660,000 ADMT Celgar

Rosenthal (B.C., Canada)

(Germany) 520,000 ADMT

Europe

360,000 ADMT Japan • Middle United East China States

Thailand

Mercer 2014 Pulp Sales by Region

Other

1% Germany

Indonesia

US 32%

4% Italy 8% Other Asia 6% Other China EU (1) 26% 23%

(1) Not including Germany or Italy; includes new entrants to the European Union from their time of admission

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Growing Energy and Chemical By-Product Revenues

Mercer has been a leader among paper and forest products companies in embracing the “bio-economy”  by harnessing significant value from the generation of surplus power and the production of bio chemicals Mercer recognized the opportunity to secure new revenue streams from its operations, as the marketplace turned to biomass for carbon neutral power and renewable chemical by products Since energy and chemicals are by products of our pulping process, production is highly efficient and sales of these products are highly profitable

Mercer’s Electricity Production and Sales Mercer’s Energy and Chemical Revenue

2.0 1.85 CAGR: $110.0 CAGR: Production Exports Chemical $101.5

1.70 1.71 5.1% $94.8 9.8%

$93.0 $92.2

1.64 Energy

1.6 1.45 1.44 $88.0

$65.4 m) mm) $63.5

1.2 $ $66.0

(m (US

0.81 CAGR: Revenue MWh 0.8 0.71 0.70 11.0% $44.0

0.65

0.48 0.52

0.4 $22.0

2009 2010 2011 2012 2013 2014 2009 2010 2011 2012 2013 2014

Green electricity and chemical by-product revenue… a significant and  growing part of Mercer’s business

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Globally Cost Competitive, Modern Mill Operations

Mercer’s operations are some of the largest and most modern NBSK facilities in the world

Low production costs Strong record of environmental performance Low maintenance capital requirements All facilities are net energy producers High runnability /efficiency

NBSK Producer Competitiveness

Average Technical

900 Age: 28.7 years 900

Newer,

International Larger 800 750 Paper

(Ilim) NBSK Pulp

700

Mills

(ktpa)

apacity 600 600

C Mercer 500

Nanaimo

450 Metsä Board

Södra

Mill SCA

Weyer- West Cell 400 Catalyst haeuser Fraser Heinzel 300 Aditya

Average Birla Resolute Average Market Pulp 300 Older, Metsä Capacity per Mill:

Domtar Stora UPM Fibre 315,239 tpa Canfor

Smaller Enso 200

150

NBSK Asia Pulp and Paper

Mondi 100

Pulp Mills (Paper Excellence)

Billerud

Korsnas -

50.0 40.0 30.0 20.0 10.0

Source: FisherSolve Q1 2015 data Average Technical Age (years) Note: NBSK market pulp only

Note: NBSK market pulp only

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Mercer Investment Thesis

The NBSK market has transitioned over time from balanced to  currently tight

Permanent closure of high cost mills

Continued growth from emerging markets

Demand for NBSK from high value paper producers continues to grow

End uses such as tissues, towels and other speciality products

Growth in high value products has outpaced printing & writing  paper declines

Mercer’s mills are modern and cost competitive

Low capital requirements

Achieving high runnability

Mercer’s green energy and bio chemicals businesses continue to add value

Significant and stable income streams

Revenue was ~$101 million in fiscal year 2014

Recent refinancing / acquisition activities have Mercer well positioned

Acquired minority interest in the Stendal mill

Simplified structure / recapitalized balance sheet (new long term senior  notes)

Reduced long term debt through more efficient use of cash

Added more flexibility to the operations

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The NBSK Market

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Introduction to the Major Themes in NBSK

Current themes surrounding the NBSK market include:

The impact of digital media on paper demand and end uses

The effect of China and other emerging economies’ continuing growth

The net supply impact of mill closures, facility conversions, restarts  and new mill announcements

The potential supply impact of integrated players selling their pulp  on the market

The impact of additional hardwood capacity coming online

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Global Pulp Market

Components of the Pulp Market (1)


Chemical Pulp Demand
Bleached Hardwood Kraft 52%
Bleached Softwood Kraft 44%
Sulphite 0%
Unbleached Kraft 3%
Bleached Softwood Kraft Pulp Demand
Other 14%
SBSK 27%
NBSK 59%

Northern Bleached Softwood Kraft (NBSK)

Produced From:

- Spruce / Pine / Fir / Cedar

Core Production Areas:

- North America, Northern Europe

Characteristics:

- Long, slender, thin-walled fibers
- Better softness and strength
- Better structure

Major Uses for Softwood Pulp



Tissue



Specialty Paper



Laminates

NBSK commands a higher premium relative to other kraft pulps

(1) Source: PPPC (2013A)

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Demand Fundamentals – Changes to NBSK End Use Markets

Changes to Papermakers’ Demand for NBSK

The increased NBSK demand for use in tissue /specialty products has outpaced the decreased NBSK demand  for printing & writing grades From 2003 to 2013, a period very affected by “digital substitution” of traditional paper grades, total NBSK demand grew by 13.9% (1) Significant growth in tissue capacity is a major contributing factor and is expected to continue globally, though some projects have  been delayed versus previous tissue producer announcements

Annual Tissue Capacity Growth by Region (2) NBSK Demand by End Use (1)

3.5

15.0 3.3

CAGR 2003 - 2013 Rest of World China

3.0

Printing & 12.0 Writing

30% 2.5

P&W: es 1.7 nes (6%)

9.0 Printing & 1.9

2.0

ton Writing

of tonn millions 61% Tissue of

Tissue: millions 1.5 1.3

40% 1.0

6.0

+10%

1.0 0.6

Tissue 0.8

17% 1.6

3.0

Specialty & Specialties & 0.5 0.5 Specialties & 0.9

Other: Others 0.8

Others +4% 30%

22% 0.2

2003 2013 2013 2014 2015 2016

NBSK’s strength attributes make it a necessary input for tissue and specialty products

(1) Source: PPPC (November 2014) for NBSK Demand; Brian McClay for NBSK End Uses (November 2014) (2) Source: Brian McClay (February 2015)

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Demand Fundamentals – China’s Growing Demand

BSK Deliveries to China (1)

12 Month Rolling (2001 – Present)

6.0

4.8 onnes 3.6

t

of millions

2.4

1.2

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Global BSK Demand by Region (1) China’s Chemical Pulp Demand (1)

CAGR:

28.0 40% 16.0

2004 – 2013 Region: 1995 - 2015E CAGR P&W: Woodfree China: 14.7% Paper Board Kraft & Spec.:

W. Europe: (0.3%) Tissue +11.1% N. America: (0.4%) Fluff

21.0 30% 12.0

Other: 2.0% Kraft & Specialty

% China P&W: Mechanical

tonnes tonnes

of 14.0 20% of 8.0 ns % China of To ns Paper Board: millio tal millio +11.4%

7.0 10% 4.0

P&W Woodfree:

+7.7%

1995 2000 2005 2010 2015E 2004 2007 2010 2013

(1) Source: PPPC (2014)

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Demand Fundamentals – China's Growing Demand (Cont'd)

China's demand is growing rapidly…

- China's 12th Five-Year Plan should increase demand for NBSK
- Growth in Chinese per capita tissue, wood-free, and specialty paper grade consumption is due to:
  - Rising living standards
  - Growing disposable income
  - Increased demand for hygiene products

Tissue Demand & Income in China (1)


Tissue Demand per Capita
Income per Capita
10 Year CAGR: +7.4%
10 Year CAGR: +8.8%
Over time, the market will easily absorb new tissue capacity kg / person
000's US$ / person
6.00
5.25
4.50
3.75
3.00
2.25
1.50
0.75
-
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
-
1990
1993
1996
1999
2002
2005
2008
2011

… and its pulp supply isn't currently keeping pace

- Shutting of "Old China" pulp / paper capacity
  - Significant closures to date, and to come
  - Implementing pollution and water / energy constraints to stay operating
- Modern paper machines require greater volumes of NBSK to run machines at optimal rates
- Focus on wood-based pulps, but limited domestic wood fiber supply, means large pulp import volumes
- We believe that there is healthy demand for virgin fiber as paper recovery is nearing feasible maximums in most markets

RISI

Chinese Government Mandated Closure of "Old China" Capacity (2)

2005-2009: 6.5 mm tonnes per year over 5 years
2011: 8.31 mm tonnes
2012A: 10.57 mm tonnes
2013E: 7.42 mm tonnes (not yet finalized)
2014E: 4.92 mm tonnes

(1) Source: PPPC (2014); note: income measured at purchasing power parity in constant 2005 US dollars
(2) Source: RISI (November 26, 2014 press release; August 22, 2014 press release; July 24, 2014 press release; May 9, 2014 PPI Asia Report; and other disclosures)

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Demand Fundamentals – The Importance of NBSK Fibers

Fiber Characteristics

- NBSK provides structural integrity for the fiber network due to length and fineness
  - *Each NBSK fiber has three times more bonding than a BEK fiber*
- NBSK gives strength and resistance to strain, tear and fracture in both dry and wet states
  - *This is advantageous not only for end products, but also for runnability of modern, fast pace paper machines*
- **For this, NBSK cannot be completely substituted out of products that require these strength characteristics**
  - This explains why NBSK is a meaningful component of tissues / towels and a smaller component in printing & writing grades

Pulp Fiber Bonding (1)


Softwood Fiber
Hardwood Fiber
Fiber-to-Fiber Bonding
200 μm

NBSK Usage by Paper Grade (1)


Printing & Writing Grades
Tissues / Towels
% NBSK
100%
80%
60%
40%
20%
-
35%
10%
10%
30%
10%
30%
10%
10%
40%
20%
75%
25%
75%
30%
Uncoated Fine
Coated Fine
Light-Weight Coated
SC
Newsprint
Bathroom / Facial Tissue
Towel
Napkin

(1) *Source: FPInnovations (September 8, 2014 prepared for Mercer International)*

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Demand Fundamentals – Explaining the NBSK-BEK Spread

Demand Fundamentals in Paper Markets

- Digitalization of traditionally printed media is reducing demand for printing & writing papers in mature markets
- In contrast, the development of certain emerging countries, like China, is leading to increased wealth and better sanitary practices, which increases demand for a number of NBSK containing speciality products, including tissue

Pulp Price Implications

- In general, hardwood pulp markets are currently oversupplied, resulting in low prices
- Softwood markets have been stable
- The paper grades which require NBSK for tensile strength (e.g. specialty and tissue) are continuing to grow
- The current hardwood / softwood pulp price spread is on a high level because these markets are being driven by different mechanisms, causing their list prices to decouple in recent years

NBSK vs. BEK Price Spread in China [(1)]



$250
$200
$150
$100
$50
-
($50)
Price Spread (US$/tonne)
Nov-09
Oct-10
Sep-11
Aug-12
Jul-13
Jun-14

End product needs, as well as current pulp market supply / demand fundamentals, we believe, show that an increasing price spread between NBSK and BEK can be sustainable

(1) Source: RISI

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Supply Fundamentals – Slowing BSK Capacity Growth

From 1995 to 2013, BSK capacity grew at a steady rate, experiencing a few dips along the way Capacity is forecasted to increase at a more moderate rate in the coming five years

Bleached Softwood Kraft Global Market Pulp Capacity (1)

2014E-2018E

28.0

CAGR: +1.4%

27.0

26.0

25.0

24.0

1995-2013 CAGR: +1.8% tonnes 23.0

of millions

22.0

21.0

20.0

19.0

18.0

17.0

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Forecast

(1) Source: PPPC (November 2014)

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Supply Fundamentals – Net Capacity Change Analysis

Recent History

- In the last few years, there have been several notable BSK mill closures
- During this time, the Ilim Bratsk mill expanded (490,000 tpa) and Terrace Bay mill restarted (350,000 tpa)

2012–2013 BSK Closures and Conversions					
Mill				Closure	
Name	*Location*	*Company*	*Grade*	*Date*	*kt*
Hunan	*China*	Yueyang Paper	*BSK*	Q2 2012	(400)
Uimaharju	*Finland*	Stora Enso	*NBSK*	Q2 2012	(200)
Ngodwana	*South Africa*	Ngodwana	*BSK*	Q4 2012	(215)
Fort Frances	*Canada*	Resolute	*NBSK*	Q4 2012	(115)
Kamloops	*Canada*	Domtar	*NBSK*	Q1 2013	(120)
Perry	*USA*	Georgia-Pacific (Buckeye)	*Fluff-BSK*	Q1 2013	(40)
Jesup	*USA*	Rayonier	*Fluff-BSK*	Q2 2013	(260)
Tofte	*Norway*	Södra Cell	*NBSK*	Q3 2013	(400)
Total					**(1,750)**

Future Expectations

- There have been some announcements for new BSK capacity coming online; however, these projects are some years away from being realized [(1)]
- These new capacities, if realized, we believe, will be somewhat offset by mill conversions to dissolving pulp [(2)], future integration of current market volumes [(3)] and NBSK demand growth

(1) For example: an expansion at UPM Kymi of 170,000 tpa in late 2015 / early 2016; an expansion at Södra Cell Värö (Sweden) of 275,000 tpa by 2016; a rebuild of MetsäFibre Äänekoski (Finland) which would add ~700,000 tpa to the market BSK pulp supply in 2017; and a start-up of Svetlogorsky (Belarus) swing mill (NBSK, NBHK and DP) with some integrated production (BSK market pulp supply impact unknown)

(2) For example: conversion of Aditya Birla Terrace Bay (Canada) from NBSK to dissolving pulp to reduce BSK market pulp supply by 350,000 tpa

(3) For example: addition of a new paper machine at Mondi Štětí (Czech Republic) to reduce BSK market pulp supply as it integrates some of its production (BSK market pulp supply impact unknown)

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Resulting Supply Demand Balance

- In recent history, NBSK markets have been relatively balanced
- Going forward, NBSK demand is continuing to grow, especially from tissue and specialty products in emerging markets, such that we believe new capacity expansions will be absorbed and markets will remain in balance



NBSK Market Balance
Capacity (1)
Demand (2)
Balance
millions of tonnes
17.5
16.5
15.5
14.5
13.5
12.5
11.5
10.5
100%
95%
90%
85%
80%
75%
70%
65%
Demand / Supply (%)
2009A
2010A
2011A
2012A
2013A
2014E
2015E
2016E
2017E
2018E

Mercer expects balanced NBSK markets to remain in balance

(1) *Sources: Actual based PPPC (November 2014); forward estimates based on public announcements (total change in NBSK market pulp capacity of 1.2 million tonnes from 2014 to 2018 - includes all announced projects and does not include the removal of the Terrace Bay mill from the NBSK market as the conversion to dissolving pulp has been delayed)*

(2) *Sources: Actual based on PPPC (November 2014); forward estimates based on RISI World Pulp & Recovered Paper Forecast for end use product demand (August 2013) and low end of the FPInnovations range for % NBSK in products (10% in printing & writing grades and 30% in tissue grades)*

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Strong Long-Term NBSK Fundamentals

Demand Fundamentals

Demand for NBSK is still growing globally

Improving economic conditions for emerging countries

- Tissue in China: 10% p.a. growth through 2018 (1)

- Printing & writing paper in China: 4% p.a. growth through 2018 (1)

Strengthening agent Digital substitution

Supply Fundamentals

Supply growth potential for NBSK is limited

Minimal NBSK new capacity increases

- Only one new mill added globally from 2011 to 2014

- Limited new capacity expected in the near-term

- Some capacity additions have recently been announced for 2016 and 2017

Meaningful capacity shutdowns of old, uneconomical mills

With strong demand growth outpacing modest supply increases, we believe that the NBSK market will be attractive in the coming years

(1) Source: Hawkins Wright – Defining the China Market (December 2014)

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Financial Performance and Recent Developments

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Putting NBSK’s History into Perspective

NBSK History: Price & Global Inventory (1) $1,100 64

Days of Global BSK Inventory Supply, Prices:

NBSK Price Stocks are low, prices are increasing $1,000 56

$900 48

($ /t)

US $800 40 Global BSK

Shortage!

Price $700 price 32

NBSK surge $600 24 Inventory (# Da ys) $500 16

$400 8

$300 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014

After undergoing significant changes over the past 20+ years, the market for NBSK is trending from balanced to tight, with the meaningful substitution of NBSK for other pulps largely completed

(1) Sources: Factset FOEX PIX Pulp NBSK for prices (European delivered, before rebates); PPPC for inventories

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Significant Earnings Potential


Annual Consolidated Operating EBITDA (1)(2)
EBITDA (US$mm)
$360
$270
$180
$90
-
EBITDA Margin
40%
30%
20%
10%
-
$186
23%
2006
$173
17%
2007
$101
10%
2008
$57
7%
2009
$297
25%
2010
$233
19%
2011
$138
13%
2012
$110
10%
2013
$240
20%
2014

Energy & Chemical Revenue (US$mm)	$33	$35	$51	$63	$65	$95	$93	$92	$101


Quarterly Consolidated Operating EBITDA (1)(2)
EBITDA (US$mm)
$100
$75
$50
$25
-
EBITDA Margin
40%
30%
20%
10%
-
$44
$81
$85
$87
$69
$73
$69
$21
$40
$42
$28
$28
$32
$18
$33
$27
$59
$42
$68
$71
18%
26%
28%
26%
23%
22%
24%
7%
14%
16%
10%
11%
12%
7%
12%
10%
19%
15%
22%
25%
Q1 Q2 Q3 Q4
2010
Q1 Q2 Q3 Q4
2011
Q1 Q2 Q3 Q4
2012
Q1 Q2 Q3 Q4
2013
Q1 Q2 Q3 Q4
2014

(1) ***For a reconciliation of Net Income to Operating EBITDA, please refer to Appendix B.*** *Operating EBITDA is defined as operating income (loss) plus depreciation and amortization and non-recurring capital asset impairment charges. It does not reflect the impact of a number of items that affect net income. It is not a measure of financial performance under GAAP, and should not be considered as an alternative to net income or income from operations as a measure of performance, nor as an alternative to net cash from operating activities as a measure of liquidity*

(2) *The company's reporting currency was the Euro up until October 1, 2013. Figures prior to this date have been converted to US dollars at the average foreign exchange rates in effect during the period*

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Mercer’s Recent Developments

Corporate Refinancing

On November 26, 2014, Mercer completed a new senior notes debt offering $250 million in 7.00% senior notes due in 2019 $400 million in 7.75% senior notes due in 2022 The proceeds were used to refinance /repay current debt facilities, including:

Two loan facilities related to the Stendal mill (totalling $499  million at September 30, 2014) 9.50% Senior Notes due in 2017 (totalling $334 million in principal at September 30, 2014)

Also, certain mill level working capital facilities were created  /extended; current facilities now in place include: Stendal: €75 million maturing in October 2019 Rosenthal: €25 million maturing in October 2016 and €5 million maturing in December 2015 Celgar: C$40 million maturing in May 2019 An estimated $168 million of cash was used from the balance to permanently delever long term debt Mercer’s Debt outstanding at December 31, 2014 to full year 2014 EBITDA was 2.9x

Stendal Acquisition

In September 2014, Mercer acquired all of the shareholders’ loans,  substantially all of the shares of the minority shareholder and other rights in the Stendal mill to obtain a 100% economic interest Around the same time, Mercer also made a capital investment of $20 million in the mill

Mercer’s corporate structure has been simplified through recent debt refinancing and acquisition activities

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Mercer’s Recent Developments (Cont’d)

Capital Projects

Rosenthal’s new 6,000 tonne per year tall oil plant became  fully operational in Q4 2014, on schedule and on budget (December 2013) Completed Stendal’s Project Blue Mill on schedule and on budget Enhanced pulp production capacity (30,000 ADMT per year) and added new electrical generating capacity (46 MW)

Celgar Workforce Reduction

Expected annual cost savings of $8 to $10 million 80% realized in 2014

Performance BioFilaments

In June 2014, Mercer and Resolute Forest Products launched a new  50/50 joint venture company called Performance BioFilaments The joint venture is set to commercialize novel product applications for cellulose filaments, an innovative biomaterial derived from wood fiber

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 25

Mercer’s Refinancing

Actions

Repaid Stendal Loan Facility Mercer Debt Summary

30-Sept-14 31-Dec-14

Lowered coupon rate on senior notes Pre Refinancing Post Refinancing Used cash on balance sheet to lower

US$mm US$mm

overall debt levels

Stendal Loan Facility $499

2017 Senior Notes (9.50%) $334 (1)

Impacts

Simplified corporate structure 2019 Senior Notes (7.00%) $250

Removed Restricted vs. 2022 Senior Notes (7.75%) $400 Unrestricted Group Other Secured Debt (2) $23 $24

Lowered future interest payments

Operating Facilities $25

Permanently delevered the balance

Total Debt $856 $699 sheet

LTM EBITDA $196 $240

Debt to EBITDA 4.4x 2.9x

The refinancing has permanently delevered and simplified Mercer’s corporate structure

Note: Interest rate swap will remain in place post transaction; the swap matures in October 2017 and represents a fair value liability of US$32.8 million as at December 31, 2014 (1) Principal amount, does not include premium (2) Includes capital leases and payment in kind note issued to finance the acquisition of substantially all of the shareholder loans /minority shareholder interests in our Stendal mill

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Mercer’s Recent Performance

Mercer Share Price Performance in the Last Two Years (1)

$15.00 12 Feb 15 10.0

Volume Price Announced Q4

$14.00 2014 results 9.0

12-Nov-14

Announced

$13.00 corporate 8.0 refinancing

$12.00 30-Oct-14 7.0

Announced Q3 share) $11.00 2014 results 6.0 Shares T

$ / 1-May-14

Announced Q1

(US $10.00 5.0

2014 results

31-Oct-13

Announced Q3

Price $9.00 4.0 raded (mm)

2013 results are 29 Sept 14

Sh Completed

$8.00 3.0

23 Jun 14 acquisition of Announced 100% economic

$7.00 new cellulose interest in the 2.0 filaments JV Stendal mill with Resolute

$6.00 1.0

$5.00 Feb-13 Apr-13 Jun-13 Aug-13 Oct-13 Dec-13 Feb-14 Apr-14 Jun-14 Aug-14 Oct-14 Dec-14 Feb-15

Mercer has achieved many corporate milestones in the last two years

(1) Source: Factset

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 27

Mercer – Summary

The largest “pure play” NBSK market pulp producer

Globally cost competitive, modern mill operations

Strategically located mills with excellent access to key markets

Stable and growing revenue from high margin energy & bio chemical by product sales Strong long term NBSK fundamentals Significant leverage to the NBSK pulp cycle Recently recapitalized and delevered the balance sheet Experienced management team

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Appendix A

Detailed Overview of Operations

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 29

Rosenthal Mill

Location: Blankenstein, Germany (~300 km south of Berlin)

Pulp Production Capacity: 360,000 ADMT per year Electricity Generating Capacity: 57 MW

Certification: ISO 9001, 14001, and 50001

2014 Green Electricity Sales: $21.9 million

Key Features:

Built in 1999 – modern and efficient Strategically located in central Europe

Close proximity to stable fiber supply and nearby sawmills Allows customers to operate using just in time inventory process, lowering their costs and making Rosenthal a preferred supplier One of the largest biomass power plants in Germany In 2014, the mill sold 178,266 MWh of green electricity Regularly setting new pulp and energy production records New 6,000 tonne per year tall oil plant became operational in Q4 2014; the project was completed on time and on budget

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Celgar Mill

Location: Castlegar, BC, Canada (~600 km east of Vancouver)

Pulp Production Capacity: 520,000 ADMT per year Electricity Generating Capacity: 100 MW

Certification: ISO 9001 and 14001

2014 Green Electricity Sales: $10.1 million

Key Features:

Modern and efficient

Abundant and low cost fiber, by global standards Green Energy Project was completed in September 2010 In 2014, the mill sold 119,719 MWh of green electricity Secured C$57.7 million in non-repayable capital funding from government of Canada for green capital investments Majority used to fund Green Energy Project Continues to demonstrate significant upside potential Regularly setting production records and increasing the amount of bio-energy generated

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Stendal Mill

Location: Stendal, Germany (~130 km west of Berlin)

Pulp Production Capacity: 660,000 ADMT per year Electricity Generating Capacity: 148 MW

Certification: ISO 9001 and 14001

2014 Green Electricity Sales: $56.8 million 2014 Chemical Sales: $12.5 million

Key Features:

Completed in 2004, it’s one of the newest and largest pulp  mills in the world In September 2014, Mercer completed the acquisition of all of the shareholders’ loans, substantially all of the shares of the minority shareholder and other rights in the Stendal mill One of the largest biomass power plants in Germany In 2014, exported 509,773 MWh Project Blue Mill was completed in Q4 2013 (on time and on budget) and increased the mill’s annual pulp production capacity by 30,000 ADMT and electricity generation by 109,000 MWh Regularly setting new performance records

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Appendix B

Reconciliation of Net Income to Operating EBITDA

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Reconciling Net Income to Operating EBITDA

in US $ millions	2012	2013	2014	Q4 2013	Q4 2014
Net Income (Loss) Attributable to Common Shareholders	**($15.7)**	**($26.4)**	**$113.2**	**($9.8)**	**$3.2**
Add: Net Income Attributable to Non-Controlling Interest	$2.2	$0.6	$7.8	($1.8)	-
Add: Income Tax Provision (Benefit)	$9.4	$9.2	($16.8)	$6.0	$6.0
Add: Interest Expense	$71.8	$69.2	$67.5	$17.4	$15.4
Add: Loss (Gain) on Derivative Instruments	($4.8)	($19.7)	($11.5)	($3.8)	($2.3)
Add: Other Expense (Income)	$0.2	($1.2)	$1.6 [1][2]	($1.1)	$30.0 [2]
Operating Income	**$63.0**	**$31.7**	**$161.8**	**$6.9**	**$52.3**
Add: Depreciation and Amortization	$74.7	$78.6	$78.0	$20.3	$19.0
Operating EBITDA	**$137.7**	**$110.3**	**$239.8**	**$27.2**	**$71.3**

Note: For other reconciliations of Net Income (Loss) to Operating EBITDA in periods not shown here, please refer to that period's respective Form 10-Q or 10-K, which can be found on our website (www.mercerint.com)

Note: Quarterly data represents 3 months ended December 31; some numbers may not add due to rounding

(1) Includes gain on debt settlement of $31.9 million related to the acquisition of the minority shareholder debt at Stendal in September 2014
(2) Includes loss on settlement of the 2017 Senior Notes of $20.5 million

Operating EBITDA is defined as operating income (loss) plus depreciation and amortization and non-recurring capital asset impairment charges. Management uses Operating EBITDA as a benchmark measurement of its own operating results, and as a benchmark relative to its competitors. Management considers it to be a meaningful supplement to operating income (loss) as a performance measure primarily because depreciation expense and non-recurring capital asset impairment charges are not an actual cash cost, and depreciation expense varies widely from company to company in a manner that management considers largely independent of the underlying cost efficiency of their operating facilities. In addition, we believe Operating EBITDA is commonly used by securities analysts, investors and other interested parties to evaluate our financial performance.

Operating EBITDA does not reflect the impact of a number of items that affect our net income (loss) attributable to common shareholders, including financing costs and the effect of derivative instruments. Operating EBITDA is not a measure of financial performance under the accounting principles generally accepted in the United States of America ("GAAP"), and should not be considered as an alternative to net income (loss) or income (loss) from operations as a measure of performance, nor as an alternative to net cash from operating activities as a measure of liquidity.

Operating EBITDA has significant limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of our results as reported under GAAP. Operating EBITDA should only be considered as a supplemental performance measure and should not be considered as a measure of liquidity or cash available to us to invest in the growth of our business. Because all companies do not calculate Operating EBITDA in the same manner, Operating EBITDA as calculated by us may differ from Operating EBITDA or EBITDA as calculated by other companies. We compensate for these limitations by using Operating EBITDA as a supplemental measure of our performance and by relying primarily on our GAAP financial statements.

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